UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2020

GLORY STAR NEW MEDIA GROUP HOLDINGS LIMITED

(Exact name of registrant as specified in our charter)

Cayman Islands	001-38631	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22F, Block B, Xinhua Technology Building, No. 8 Tuofangying South Road, Jiuxianqiao, Chaoyang District, Beijing, China	100016
(Address of Principal Executive Offices)	(Zip Code)

+86-138-1035-5988

(Registrant’s telephone number, including area code)

TKK Symphony Acquisition Corporation

c/o Texas Kang Kai Capital Management (Hong Kong) Limited

2039, 2/F United Center,

95 Queensway Admiralty, Hong Kong

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	GSMG	The NASDAQ Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share	GSMGW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 13, 2020, the Board of Directors of Glory Star New Media Group Holdings Limited (the “Company”), approved a form of independent director agreement (“Agreement”) and restricted stock award agreement (“Award”), copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

On March 13, 2020, the three independent directors of the Company, being Ming Shu Leung, Yong Li and Joanne Ng, each entered into the Agreement and Award with the Company. Pursuant to the Agreement, during the term of service as a director of the Company, each independent director of the Company shall be entitled to a fee of $2,000 per month ($24,000 per year) and 2,000 ordinary shares (“Shares”) of the Company per year of service. On March 13, 2020, the Company granted each independent director 2,000 Shares pursuant to the Award under the Company’s 2019 Equity Incentive Plan. All of the Shares vests upon the date of grant.

The issuance of the Shares is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and/or Regulation S thereof.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of independent director agreement
10.2	Form of restricted stock award agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Glory Star New Media Group Holdings Limited

	By:	/s/ Bing Zhang
Bing Zhang Chief Executive Officer

Dated: March 17, 2020

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